EXHIBIT 32.2

WRITTEN STATEMENT
PURSUANT TO
18 U.S.C. SECTION 1350

In connection with Quarterly Report of Lunar Growth Corporation and its subsidiaries (the “Company”) on Form 10-Q for the period ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Zhiyi He, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 12, 2011	By:	/s/ Zhiyi He
Name: Zhiyi He
Title: Chief Financial Officer

This certification is being furnished and not filed, and shall not be incorporated into any document for any purpose, under the Securities Exchange Act of 1934 or the Securities Act of 1933.